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                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS


         THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS ("Assignment") is effective as of 11:59 p.m., Eastern Standard Time, on December 31, 1998 (the "Effective Time"), by and among CENTRAL RESERVE LIFE INSURANCE COMPANY, an Ohio corporation ("CRL"), and each of PROVIDENT AMERICAN CORPORATION, a Pennsylvania corporation ("PAMCO"), PROVIDENT INDEMNITY LIFE INSURANCE COMPANY, a Pennsylvania corporation ("PILIC"), and PROVIDENT HEALTH SERVICES, INC., a Pennsylvania corporation ("PHS"). Capitalized terms used in this Assignment that are not defined shall have the same meaning ascribed to them in that certain Stock Purchase Agreement, dated as of December 29, 1998, by and among CRL, PAMCO and PILIC (the "Stock Purchase Agreement"), which by this reference is incorporated into and made a part of this Assignment.

         In consideration of the mutual agreements contained in the Stock Purchase Agreement and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.       Assignment and Assumption of Contracts

                  1.1 Assignment by PAMCO. In accordance with Section 2.3 of the Stock Purchase Agreement, as of the Effective Time, PAMCO hereby assigns, transfers and grants to CRL all of its rights under any and all agreements with agents and brokers for the sale of health insurance products.

                  1.2 Assignment by PILIC. In accordance with Section 2.3 of the Stock Purchase Agreement, as of the Effective Time, PILIC hereby assigns, transfers and grants to CRL all of its rights under any and all agreements with agents and brokers for the sale of health insurance products.

                  1.3 Assignment by PHS. In accordance with Section 2.3 of the Stock Purchase Agreement, as of the Effective Time, PHS hereby assigns, transfers and grants to CRL all of its rights under any and all agreements with agents and brokers for the sale of health insurance products.

                  1.4 Acceptance and Assumption by CRL. In accordance with
Section 2.3 of the Stock Purchase Agreement, CRL hereby accepts the foregoing assignments of the respective contracts of each of PAMCO, PILIC and PHS, and assumes such duties and obligations of PAMCO, PILIC and PHS thereunder as may accrue on or following the Effective Time in accordance with the terms thereof.



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         2.       Miscellaneous Provisions

                  2.1 Binding Effect. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Assignment shall not be assignable by PAMCO, PILIC or PHS.

                  2.2 Governing Law. The validity and effect of this instrument shall be governed by and construed and enforced in accordance with the laws of the State of Ohio, without regard to conflict of law principles.

                  2.3 Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall comprise a single agreement. The signature of any party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

                  IN WITNESS WHEREOF, the parties hereto have caused their respective representative to execute this Assignment as of the date first above written.


                                     CENTRAL RESERVE LIFE INSURANCE COMPANY


                                     By: /s/ Linda S. Standish
                                     ------------------------------------
                                     Name: Linda S. Standish
                                     Title: Vice President


                                     PROVIDENT AMERICAN CORPORATION


                                     By: /s/ Anthony R. Verdi
                                     ------------------------------------
                                     Name: Anthony R. Verdi
                                     Title: Chief Operating Officer


                                     PROVIDENT INDEMNITY LIFE INSURANCE COMPANY


                                     By: /s/ Anthony R. Verdi
                                     ------------------------------------
                                     Name: Anthony R. Verdi
                                     Title: President


                                     PROVIDENT HEALTH SERVICES, INC.


                                     By: /s/ Anthony R. Verdi
                                     ------------------------------------
                                     Name: Anthony R. Verdi
                                     Title: Treasurer